                                 AMENDMENT NO. 6
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

     The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended to change the name of AIM V.I. Balanced Fund to AIM V.I. Basic Balanced Fund, AIM V.I. Dent Demographic Trends Fund to AIM V.I. Demographic Trends Fund and AIM V.I. Health Sciences Fund to AIM V.I. Global Health Care Fund;

     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A

                                       TO

                           FIRST AMENDED AND RESTATED

                          MASTER DISTRIBUTION AGREEMENT

                                       OF

                          AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Core Stock Fund
AIM V.I. Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. Global Health Care Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund
AIM V.I. Total Return Fund
AIM V.I. Utilities Fund

SERIES II SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Core Stock Fund
AIM V.I. Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. Global Health Care Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund
AIM V.I. Total Return Fund
AIM V.I. Utilities Fund"

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 1, 2005

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Grahm
        -----------------------------       ------------------------------------
        Jim A. Coppedge                     Robert H. Grahm
        Assistant Secretary                 President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
        Jim A. Coppedge                     Gene L. Needles
        Assistant Secretary                 President